SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

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DWS Total Return Bond Fund

Effective on or about August 5, 2019, the “Class A Shares” sub-section of “PART II: APPENDIX II-D — FINANCIAL SERVICES FIRMS’ COMPENSATION” of Part II of the fund’s Statement of Additional Information is amended as follows:

Class A Shares: The fund receives the entire net asset value of all its Class A shares sold. DDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in Appendix II-F. Upon notice to all dealers, DDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and the compensation schedule up to the following amounts:

Compensation Schedule: Retail Sales and DWS/Ascensus 403(b) Plan(1)
Amount of Shares Sold	As a Percentage of Net Asset Value
$250,000 to $2,999,999	0.75%(2)
$250,000 to $49,999,999	0.50%(3)
$250,000 to $4,999,999	1.00%(4)
$5,000,000 to $9,999,999	0.55%(4)(7)
$1 million to $2,999,999	0.85%(5) 1.00%(6)
$1 million to $4,999,999	1.00%(7)
$3 million to $49,999,999	0.50%(8)
$10 million to $49,999,999	0.50%(4)(7)
$50 million and greater	0.25%(9)

(1)     For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to in the “Purchases” sub-heading of the “Purchase and Redemption of Shares” section of this SAI.

(2)     Applicable to the following funds: DWS CROCI® U.S. Fund, DWS International Growth Fund and DWS RREEF Real Assets Fund.

May 17, 2019
SAISTKR-12

(3)	Applicable to the following funds: DWS Fixed Income Opportunities Fund, DWS GNMA Fund, DWS Intermediate Tax-Free Fund, DWS Short Duration High Income Fund and DWS Strategic High Yield Tax-Free Fund.
(4)	Applicable to the following funds: DWS California Tax-Free Income Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS Total Return Bond Fund and DWS New York Tax-Free Income Fund.
(5)	Applicable to income funds except DWS Short Duration Fund, DWS Short-Term Municipal Bond Fund and those noted in footnotes (3), (4) and (7).

(6)     Applicable to all equity funds except those in footnote (2).

(7)     Applicable to DWS Floating Rate Fund.

(8)	Applicable to all income and equity funds except DWS Short Duration Fund, DWS Short-Term Municipal Bond Fund and those noted in footnotes (3), (4) and (7).

(9)     Applicable to all income and equity funds except DWS Short Duration Fund and DWS Short-Term Municipal Bond Fund.

Effective on or about August 5, 2019, the “Class A Purchases” section of “PART II: APPENDIX II-F — CLASS A AND CLASS T SALES CHARGE SCHEDULE” of Part II of the fund’s Statement of Additional Information is amended as follows:

Taxable Fixed-Income fund: Total Return Bond Fund:

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 and over	0.00***	0.00***	0.00****
*	The offering price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge.
****	Commission is payable by DDI.

Please Retain This Supplement for Future Reference.